                                                                       Exhibit 1

                                    AGREEMENT

      Pursuant to Rule 13d-1(f)(1) under the Securities Exchange Act of 1934, the undersigned hereby agree that only one statement containing the information required by Schedule 13G need be filed with respect to the ownership by each of the undersigned of shares of Common Stock of Splash Technology Holdings, Inc.

      This agreement may be executed in any number of counterparts, each of which shall be deemed an original.

      EXECUTED this 9th day of February, 1999.


SUMMIT VENTURES IV, L.P.                    SUMMIT SUBORDINATED DEBT
                                            FUND, L.P.
By: Summit Partners IV, L.P.
                                            By: Summit Partners SD, L.P.
By: Stamps, Woodsum & Co. IV
                                            By: Stamps, Woodsum & Co. III
      By:                  *
         -------------------------
              E. Roe Stamps, IV                      By:                  *
              General Partner                           -----------------------
                                                        E. Roe Stamps, IV
                                                        General Partner

SUMMIT PARTNERS IV, L.P.                    SUMMIT PARTNERS SD, L.P.

By: Stamps, Woodsum & Co. IV                By:  Stamps, Woodsum & Co. III

    By:                  *                       By:                      *
       ---------------------------                  ---------------------------
       E. Roe Stamps, IV                            E. Roe Stamps, IV
       General Partner                              General Partner


STAMPS, WOODSUM & CO. IV                    STAMPS, WOODSUM & CO. III

    By:                  *                  By:                           *
       ---------------------------             --------------------------------
       E. Roe Stamps, IV                       E. Roe Stamps, IV
       General Partner                         General Partner


SUMMIT INVESTORS III, L.P.                                                *
                                               --------------------------------
                                               E. Roe Stamps, IV

By: /s/ John A. Genest
   -------------------------------
   General Partner

                              Page 23 of 34 Pages
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                    *                                                     *
   -------------------------------             --------------------------------
   Stephen G. Woodsum                          Gregory M. Avis


                    *                          /s/ John A. Genest
   -------------------------------             --------------------------------
   Martin J. Mannion                           John A. Genest


                    *                                                     *
   -------------------------------             --------------------------------
   Walter G. Kortschak                         Bruce R. Evans

                    *
   -------------------------------
   Thomas S. Roberts

                                               *By: /s/ John A. Genest
                                                   ----------------------------
                                                   John A. Genest,
                                                   Attorney-in-Fact

* Pursuant to Powers of Attorney on file with the Commission, which Powers of Attorney are incorporated herein by reference. Copies of such Powers of Attorney are attached hereto as Exhibit 2.

                              Page 24 of 34 Pages